                                                                    EXHIBIT 10.X




                               As of May 15, 2001

HSBC Bank USA
534 Broad Hollow Road
Melville, New York  11747


Re: Revolving Credit Note #1 by NAPCO SECURITY SYSTEMS, INC. (the "Borrower") to MARINE MIDLAND BANK, NOW KNOWN AS HSBC BANK USA ("Lender") in the aggregate principal sum of up to $1,000,000.00, dated May 12, 1997, as may be extended or otherwise modified from time to time ("Note #1" or "Revolving Credit Note #1")

Ladies and Gentlemen:

        The undersigned hereby reaffirms and ratifies all the terms, conditions, representations and covenants contained in Note #1 and certifies that (i)no default, nor events which with notice and/or passage of time would constitute a default, has occurred and is continuing under Note #1 or any of the other instruments executed and delivered to evidence and/or secure the revolving credit facility or under any other note, loan or security agreement to which the Borrower is a party, (ii) there are no offsets, defenses or counterclaims to the Borrower's obligations under Note #1 and the other Transaction Documents and
(iii) the Borrower has not entered into any agreement with creditors that expressly or otherwise prohibit the Borrower from entering into any extension or modification of Note #1 as of the date hereof.

        The undersigned further covenants and agrees that Lender has agreed to extend the Termination Date pursuant to and in accordance with amendment No. 8 to the loan and security agreement dated as of even date hereof, and that Borrower's liability under Note #1 shall include the obligations of Borrower under the loan and security agreement by and between the Borrower and Lender dated as of May 12, 1997, as amended by amendment No. 1 to the loan and security agreement dated as of May 28, 1998, as further amended by amendment No. 2 to the loan and security agreement dated as of June 30, 1999 as further amended by amendment No. 3 to the loan and security agreement dated as of February 14, 2000, as further amended by amendment No. 4 to the loan and security agreement dated as of July 27, 2000, as further amended by amendment No. 5 to the loan and security agreement dated as of September 22, 2000, as further amended by amendment No. 6 to the loan and security agreement dated as of November 22, 2000, as further amended by amendment No. 7 to the loan and security agreement dated as of February 14, 2001, as further amended by amendment No.8 to the loan and security agreement dated as of even date hereof ("Amendment No. 8"), as may be further amended, extended or otherwise modified from time to time (the "Agreement" or the "Loan Agreement").




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        Note # 1 continues to be secured by and the parties hereto are entitled to the benefits of that certain Second Mortgage and Security Agreement in the principal amount of $1,000,000., dated as May 12, 1997, as the same may be extended or otherwise modified from time to time (the "Mortgage"), made by the Borrower to the Lender, encumbering, among other things, certain real property and improvements now or hereafter located on said real property, situate at 333 Bayview Avenue, a/k/a 359 Bayview Avenue, Amityville, in the Town of Babylon, County of Suffolk, State of New York, as more particularly described in the Mortgage ("Mortgaged Premises" or "Mortgaged Property") and the Assignment of Leases and Rents dated as of May 12, 1997 by the Borrower in favor of the Lender covering the Mortgaged Property, as the same may be modified from time to time (the "Assignment of Leases and Rents"). The Mortgage and the Assignment of Leases were each executed and delivered pursuant to the Loan Agreement, with all of the covenants, conditions and agreements of the Mortgage and the Assignment of Leases and Rents being made a part of Note # 1 by the references contained in Note # 1 and herein to the Mortgage and other Transaction Documents. The Borrower hereby reaffirms and ratifies all the terms, conditions, representations and covenants contained in the Mortgage and the Assignment of Leases and Rents, hereby reaffirms and ratifies the grant of the mortgage on and security interest in the Mortgaged Property pursuant to the terms of the Mortgage, hereby reaffirms and ratifies the assignment of leases and rents pursuant to the terms of the Assignment of Leases and Rents, and hereby certifies that there are no defenses, offsets or counterclaims to the Mortgage and/or the Assignment of Leases and Rents of the date hereof.

        Note # 1 also is secured by the Collateral of the Borrower described in the Loan Agreement, the pledged collateral described in certain pledge agreements dated as of May 17, 1997, and/or July 27, 2000, as the case may be, as may have been reaffirmed from time to time, and the collateral of the domestic Consolidated Subsidiaries described in the general security agreements executed and delivered to the Lender by each of the domestic Consolidated Subsidiaries as of May 17, 1997 and/or July 27, 2000, as the case may be, as may have been reaffirmed from time to time, and the Lender is entitled to the benefits of all of the collateral described therein and the collateral described in the other Transaction Documents.

        Note # 1 is the Note # 1 referred to in the Loan Agreement (including Amendment No. 8), and the Lender shall be entitled to the benefit of all of the provisions contained therein and in the other Transaction Documents. The Loan Agreement, among other things, contains provisions for payment of principal, interest, fees and charges in connection with the Revolving Credit Facility as well as provisions for acceleration of Note # 1 upon the happening of certain stated events. The Loan Agreement also contains representations, warranties, covenants and conditions precedent to Advances under the Revolving Credit Facility, all of which are hereby made part of Note # 1 to the same extent and with the same effect as if set forth herein at length. Amendment No. 8, among other provisions, extends the Termination Date, and modifies the Variable Rate Option and the Libor Rate Option, all of which are hereby made part of Note # 1 by this reference.

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        Except as modified herein, in Note #2 and in Amendment No. 8, each entered into as of even date hereof, all other provisions of Note #1 and the other Transaction Documents remain unmodified and each of the Transaction Documents remain in full force and effect. All capitalized terms not otherwise specifically defined herein or in Note #1 shall have the meanings ascribed to such terms in the Loan Agreement.


                                    Very truly yours,

                                    NAPCO SECURITY SYSTEMS, INC.

                                    By: /s/ Kevin S. Buchel
                                        ---------------------------------------
                                         Kevin S. Buchel, Senior Vice President



Accepted and Agreed:

HSBC BANK USA

By: /s/ Roger Coleman
   ------------------
     Roger Coleman, Vice President


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                                                              As of May 15, 2001

HSBC Bank USA
534 Broad Hollow Road
Melville, New York  11747


Re: Revolving Credit Note #2 by NAPCO SECURITY SYSTEMS, INC. (the "Borrower") to MARINE MIDLAND BANK, NOW KNOWN AS HSBC BANK USA ("Lender") in the original aggregate principal sum of up to $15,000,000.00, dated May 12, 1997, as the same may be increased, extended or otherwise modified from time to time ("Note #2" or "Revolving Credit Note #2")

Ladies and Gentlemen:

        The undersigned hereby reaffirms and ratifies all the terms, conditions, representations and covenants contained in Note #2 and certifies that (i)no default, nor events which with notice and/or passage of time would constitute a default, has occurred and is continuing under Note #2 or any of the other instruments executed and delivered to evidence and/or secure the revolving credit facility or under any other note, loan or security agreement to which the Borrower is a party, (ii) there are no offsets, defenses or counterclaims to the Borrower's obligations under Note #2 and the other Transaction Documents and
(iii) the Borrower has not entered into any agreement with creditors that expressly or otherwise prohibit the Borrower from entering into any extension or modification of Note #2 as of the date hereof.

        The first paragraph of Note #2 contained on page 2 of Note #2 is herein amended to read in its entirety as follows:

                      FOR VALUE RECEIVED, the Borrower does hereby covenant and
             promise to pay to the order of the Lender at its office at 534 Broad Hollow Road; Melville, New York 11747 or at such other place or places as the Lender may designate to the Borrower in writing from time to time, in check, coin or currency of the United States which is then legal tender for the payment of public or private debts, in immediately available funds, the lesser of (a) the principal amount of Seventeen Million ($17,000,000.00) Dollars; or
             (b) the aggregate unpaid principal amount of all loans (or Advances) made by the Lender to the Borrower from time to time hereunder (collectively the "Loans", or if used in the singular, the "Loan").



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        The undersigned further covenants and agrees that Lender has agreed to extend the Termination Date pursuant to and in accordance with amendment No. 8 to the loan and security agreement dated as of even date hereof, and that Borrower's liability under Note #2 shall include the obligations of Borrower under the loan and security agreement by and between the Borrower and Lender dated as of May 12, 1997, as amended by amendment No. 1 to the loan and security agreement dated as of May 28, 1998, as further amended by amendment No. 2 to the loan and security agreement dated as of June 30, 1999 as further amended by amendment No. 3 to the loan and security agreement dated as of February 14, 2000, as further amended by amendment No. 4 to the loan and security agreement dated as July 27, 2000, as further amended by amendment No. 5 to the loan and security agreement dated as of September 22, 2000, as further amended by amendment No. 6 to the loan and security agreement dated as of November 22, 2000, as further amended by amendment No. 7 to the loan and security agreement dated as February 14, 2001, as further amended by amendment No.8 to the loan and security agreement dated as of even date hereof ("Amendment No. 8"), as may be further amended, extended or otherwise modified from time to time (the "Agreement" or the "Loan Agreement").

        Note #2 also is secured by the Collateral of the Borrower described in the Loan Agreement, the pledged collateral described in certain pledge agreements dated as of May 17, 1997, and/or July 27, 2000, as the case may be, as may have been reaffirmed from time to time, and the collateral of the domestic Consolidated Subsidiaries described in the general security agreements executed and delivered to the Lender by each of the domestic Consolidated Subsidiaries as of May 17, 1997 and/or July 27, 2000, as the case may be, as may have been reaffirmed from time to time, and the Lender is entitled to the benefits of all of the collateral described therein and the collateral described in the other Transaction Documents.

        Note #2 is the Note #2 referred to in the Loan Agreement (including Amendment No. 8), and the Lender shall be entitled to the benefit of all of the provisions contained therein and in the other Transaction Documents. The Loan Agreement, among other things, contains provisions for payment of principal, interest, fees and charges in connection with the Revolving Credit Facility as well as provisions for acceleration of Note #2 upon the happening of certain stated events. The Loan Agreement also contains representations, warranties, covenants and conditions precedent to Advances under the Revolving Credit Facility, all of which are hereby made part of Note #2 to the same extent and with the same effect as if set forth herein at length. Amendment No. 8, among other provisions, increases the Borrowing Capacity, extends the Termination Date, and modifies the Variable Rate Option and the Libor Rate Option, all of which are hereby made part of Note #2 by this reference.

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        Except as modified herein, in Note #1 and in Amendment No. 8, each entered into as of even date hereof, all other provisions of Note #2 and the other Transaction Documents remain unmodified and each of the Transaction Documents remain in full force and effect. All capitalized terms not otherwise specifically defined herein or in Note #1 shall have the meanings ascribed to such terms in the Loan Agreement.

                                    Very truly yours,

                                    NAPCO SECURITY SYSTEMS, INC.

                                    By: /s/ Kevin S. Buchel
                                       --------------------
                                         Kevin S. Buchel, Senior Vice President


Accepted and Agreed:

HSBC BANK USA

By: /s/ Roger Coleman
   ------------------
     Roger Coleman, Vice President



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